UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2025

Public Storage

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33519	93-2834996
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 244-8080

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered

Common Shares, $0.10 par value	PSA	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange

Depositary Shares Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange

Guarantee of 0.875% Senior Notes due 2032 issued by Public Storage Operating Company	PSA/32	New York Stock Exchange

Guarantee of 0.500% Senior Notes due 2030 issued by Public Storage Operating Company	PSA/30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On June 26, 2025, Public Storage (the “Company”) and Public Storage Operating Company, a subsidiary of the Company (“PSOC”), entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Wells Fargo Securities, LLC, as joint book-running managers of the several underwriters named therein (the “Underwriters”), for the sale of $875 million aggregate principal amount of senior notes in two tranches (collectively, the “Notes”). The Notes will be issued by PSOC and guaranteed by the Company.

The first tranche of $475 million aggregate principal amount of senior notes due 2030 will bear interest at an annual rate of 4.375%, will be issued at 99.707% of par value and will mature on July 1, 2030 (the “2030 notes”). PSOC will pay interest on the 2030 notes semi-annually on January 1 and July 1 of each year, commencing January 1, 2026.

The second tranche of $400 million aggregate principal amount of senior notes due 2035 will bear interest at an annual rate of 5.000%, will be issued at 99.557% of par value and will mature on July 1, 2035 (the “2035 notes”). PSOC will pay interest on the 2035 notes semi-annually on January 1 and July 1 of each year, commencing January 1, 2026.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File Nos. 333-283556 and 333-283556-01) filed by the Company and PSOC with the Securities and Exchange Commission (the “SEC”) on December 2, 2024. A preliminary prospectus supplement, dated June 26, 2025, relating to the Notes and supplementing the prospectus was filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The offering is expected to close on June 30, 2025, subject to the satisfaction of customary closing conditions. PSOC expects to use the net proceeds to repay its outstanding $400 million in aggregate principal amount of its floating rate senior notes due 2025 and for general corporate purposes, including acquisitions of self-storage facilities and repayment of other debt.

The Underwriters have performed investment banking and advisory services for the Company and PSOC from time to time for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with and perform services for the Company and PSOC in the ordinary course of their business.

The lenders under PSOC’s revolving credit facility include, among other financial institutions from time to time as lenders party thereto, Bank of America, N.A., an affiliate of BofA Securities, Inc.; Wells Fargo Bank, National Association, an affiliate of Wells Fargo Securities, LLC; BNP Paribas, an affiliate of BNP Paribas Securities Corp.; Goldman Sachs Bank USA, an affiliate of Goldman Sachs & Co. LLC; JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC; The Bank of Nova Scotia, an affiliate of Scotia Capital (USA) Inc.; Sumitomo Mitsui Banking Corporation, an affiliate of SMBC Nikko Securities America, Inc.; Morgan Stanley Bank, N.A., an affiliate of Morgan Stanley & Co. LLC; TD Bank, N.A., an affiliate of TD Securities (USA) LLC; and UBS AG, Stamford Branch, an affiliate of UBS Securities LLC.

PSOC and the Company made certain customary representations, warranties and covenants concerning the Company, PSOC and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

A copy of the Underwriting Agreement is attached to this report as Exhibit 1.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

1.1	Underwriting Agreement, dated as of June 26, 2025, by and among PSOC, the Company, BofA Securities, Inc. and Wells Fargo Securities, LLC, as joint book-running managers of the several underwriters named therein.

5.1	Opinion of Hogan Lovells US LLP.

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Date: June 27, 2025		Nathaniel A. Vitan Senior Vice President, Chief Legal Officer & Corporate Secretary